Exhibit 99.1

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CANO PETROLEUM

Surfactant-Polymer (SP) Projects in Oklahoma and Texas;
Lessons Learned in Screening, Flood Design and
Implementation. SPE IOR Conference, Tulsa OK April 2006

Producing oil & gas in the USA for the USA

CANO PETROLEUM	Producing oil & gas in the USA for the USA

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

Safe-Harbor Statement — Except for the historical information contained herein, the matters set forth in this presentation are ‘forward-looking statements’ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the ‘safe-harbor’ provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc to obtain additional capital, and other risks and uncertainties described in the company’s fillings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their fillings with the SEC, to disclose only proved reserves that a company ties demonstrated by actual production or conclusive formation tests to be economically end legally producible under existing economic and operating conditions Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in fillings with the SEC. Investors are urged to also consider closely the disclosure in Cano’s Form 10-KSB for the fiscal year ended June 30, 2005, available from Cano by calling 800-769-7205. This form also can be obtained from the SEC at www.sec.gov.

WWW.CANOPETRO.COM  •  Amex: CFW

EOR – Cano Petroleum

Surfactant-Polymer

Flood Candidates

•                  Oklahoma

•                  Delaware-Childers

•                  Davenport/Stroud

•                  Texas

•                  Desdemona

•                  Corsicana

[GRAPHIC]

[GRAPHIC]

EOR – Texaco Salem SP Flood

[CHART]

300 BOPD from 60 acres

SPE 14442

EOR – Oklahoma ASP, ShoVelTum

[CHART]

Figure 16. ASP Pattern Oil Production.

DOE OSTI 9726

EOR – SP Flood Risk Management

•                  Risk Management

•                  Each step is a successively larger investment triggered if previous step successful

Step 1	Size	Oil Recovered	Cost	Result
Lab	5”x 30”	1 gallon	$250K	Recipe

Step 2	Size	Oil	Cost	Result
Pilot	20 acres	100,000 boe	$3M	Proved Reserves

Step 3	Size	Oil	Cost	Result
Field	2000+ acres	10 Mboe	$113M	Proved Developed Producing Reserves

EOR – A contact sport

Microscopic

Displacement

Efficiency

De

[GRAPHIC]

Areal Sweep

Efficiency

AS

[GRAPHIC]

Vertical Sweep

Efficiency

VS

[GRAPHIC]

Recovery Efficiency RE = De x As x Vs	RSI

A typical EOR project might have RE = .9 x .7 x .8 = ..5, or 50% of the remaining in place.

EOR – A contact sport

Overall sweep efficiency is the product of three components.

E  = sweep

Ev = vertical

Ea = areal

Ep = pore level

Total Sweep E

E = Ev * Ea * Ep

Ev vertical sweep	[GRAPHIC]	Completion/ Profile Modification ~Polymers

Ea areal sweep	[GRAPHIC]	Mobility Ratio = Polymers

Ep pore sweep	[GRAPHIC]	Surfactants Alkali

Screening for Surfactant Polymer Flooding

1.              Is it a fairly clean, sandstone?  Perm not too low.

2.              Not too hot?

3.              Is the oil gravity > 18 API

4.              Can you (or have you with a waterflood) achieved good vertical and fair areal sweep?

A.                 Fractures, high perm streaks, high Dykstra-Parsons not good

5.              Do you have low Ca++ and Mg++ (for ASP)

6.              Access to fresh water and disposal for produced?

7.              Talk to the experts

8.              Plan the lab work

Lab work determines compatible chemicals

A.            Surfactants reduce interfacial tension, survive losses including adsorption, allow oil to separate when produced

B.            Polymers increase viscosity, fit in pore space, survive losses, resist bacterial degradation

C.            Alkali propagates through reservoir surviving losses

D.            Water source is compatible with both surfactant and then polymer phases

A.            ASP process requires softened, filtered water with little or no Ca, Mg

B.            Lignin process requires fresher water for polymer flush

Oil Recovery from Berea Core Using
Lignin-based Surfactant
Nowata Field Conditions

[GRAPHIC]

Injecting time/volume increases à

Each tube contains what came of  the rock in a given time

Nowata ASP Radial Corefloods

Coreflood results early on suggested recovery limited to 7-8% OOIP.

Later floods increasing alkali concentration then surfactant concentration and pore volume made the process more economical.

[CHART]

Nowata Sor final vs. Surfactant Conc.

[CHART]

Some parameters you’d think would have a stronger correlation with results, did not.

Nowata ASP %OOIP vs. ASP PVI

[CHART]

Not a perfect correlation, but higher PVI’s were the only recipes to get > 25% OOIP.

Nowata Sor final vs. ASP PVI

[CHART]

Strongest correlation was between PVI of the ASP mix, and final oil saturation.

Nowata Lab Results

•                  16 radial corefloods on fresh Nowata Bartlesville Sandstone core

•                  20.4% porosity, 42 md, 70% Sori

•                  39% Oil saturation after waterflood

•                  44% OOIP recovered by waterflood

•                  24% Oil saturation after SP flood

•                  22% OOIP recovered by ASP (when alkali > 1%, surfactant > .45%, and PVI > 0.4%.)

EOR – Cano at Step 2

Nowata & Davenport

Step	Size	Oil Recov.	Cost		Result
Step 1 Lab	5”x 30”	1 gallon	$250	K	Recipe
Step 2 Pilot	20 acres	100,000 boe	$3	M	Proved Reserves
Step 3 Field	2000+ acres	10 Mboe	$113	M	Proved Developed Reserves

Enhanced Oil Recovery

•                  Field Pilot

•                  Facilities mix chemical in right concentrations and proportions

•                  Treat, soften, and filter water, add liquids, solids, waxes, dry polymers

•                  Isolate pilot production/injection from larger field

•                  to measure results, oil production, more accurately

•                  Wellbores put chemicals in the right place

•                  Review completions, stimulation history, injection profiles, run falloff tests, and tracer survey

Factors in Successful Chemical Floods

1.              Lab work determines compatible chemicals

2.              Ensure that chemicals delivered to field are same quality as used in lab

3.              Mix and inject chemicals accurately according to a plan.

4.              Understand where your injection is going, and where it will be produced

5.              Measure critical data from pilot

6.              Expand to field development

Preparing the Patterns

1.              Fence diagrams for resevoir connectivity

2.              Injection profiles

A.                      Profile modification?

B.                      Special attention to temperature survey

3.              Injection well falloffs, PTA

A.                      Fractures?  Skin?  Perm?

4.              Tracer studies

A.                      Which direction will surfactants/polymers go?

B.                      Organic acids at Nowata

5.              Streamlines – OFM

6.              Completion review

7.              Producers pumped off

A.                      Try to keep rates stable

8.              Different reservoirs have different needs

[GRAPHIC]

Preparing the Pilot

1.              Isolate pilot area to its own facility

A.                      Establish baseline volumes

2.              Design, procure and construct storage, mixing, measuring and pumping equipment

3.              Determine chemical suppliers, verify costs, delivery methods and timing for chemical

4.              Acquire needed manpower to mix and monitor process

5.              Some means to test individual wells

6.              Prepare for emulsions (should not happen, but..)

EOR – Cano Nowata
(Delaware-Childers Field)

[GRAPHIC]

[GRAPHIC]

EOR - Nowata Pilot Area

[GRAPHIC]

Bartlesville Sand in pilot area.

600’ deep, 40’ thick

Still on waterflood after 80+ years

Nowata Challenges

•                  Fractured and notched completions (not in pilot area), and 2.5 acre/well spacing

•                  Lower perm, lots of clays and other in rock

•                  Mixed to oil wettability

•                  Some very tight pores

•                  Oil is relatively light, so areally unswept oil not a target

EOR - Cano Davenport

[GRAPHIC]

[GRAPHIC]

EOR – Cano Davenport Pilot

[GRAPHIC]

Pilot Area

Cross Section

[GRAPHIC]

Davenport Challenges

•                  Thick, high perm interval takes chemicals/water very fast

•                  Porous limestone below pay zone

•                  Oil very light, 48 API, no areally unswept oil target

•                  Not enough available wells for a full five-spot pattern. Concerns about containment.

•                  One producer makes two times rate of other two. Slow down to balance slug distribution?

SP Flood Lessons Learned

•                  Cleaner reservoirs and fluids tend to have less expensive solutions

•                  Regardless of areal sweep on waterflood, polymer is needed because surfactants increase water mobility

•                  The surfactants that work are very unique

•                  Industrial detergents are too water soluble to work, need surfactants that are equally soluble in oil and water, and like to stay between them at the interface

•                  The water treating for the process is not trivial

•                  Includes filtering, softening or fresh water, post-filtering, disposal

•                  The equipment is not standard oilfield

•                  Pumps for much higher viscosities

•                  Dry materials have to be fully mixed, carefully. Waxes also.

•                  You have to get sweep right the first time

•                  One slug, one shot. Cannot recycle like waterfloods, CO2 floods

CANO PETROLEUM

[GRAPHIC]

Producing oil & gas in the USA for the USA